                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of Crescent Financial Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Michael G. Carlton and Bruce W. Elder, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below; (a) a Registration Statement on Form SB-2 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of not in excess of $7.5 million worth of shares of common stock of Crescent Financial Corporation, $1.00 par value per share to be issued in connection with a rights offering and a public offering through an Underwriting Agreement with McKinnon & Company, Inc., all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Crescent Financial Corporation and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Crescent Financial Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Crescent Financial Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statement, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, Crescent Financial Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                                   CRESCENT FINANCIAL CORPORATION
                                   (Registrant)

                                   By:     /s/ Michael G. Carlton
                                           ----------------------
                                           Michael G. Carlton, President and CEO


Dated:    April 30, 2002

SIGNATURE                                              CAPACITY
---------                                              --------

/s/ Michael G. Carlton                                 President, Chief Executive Officer
----------------------                                 and Director
Michael G. Carlton

/s/ Bruce W. Elder                                     Chief Financial Officer
------------------
Bruce W. Elder

/s/ Brent D. Barringer                                 Director
----------------------
Brent D. Barringer

/s/ Joseph S. Colson, Jr.                              Director
-------------------------
Joseph S. Colson, Jr.

/s/ Bruce I. Howell                                    Director
-------------------
Bruce I. Howell

/s/ James A. Lucas                                     Director
------------------
James A. Lucas

/s/ Kenneth A. Lucas                                   Director
--------------------
Kenneth A. Lucas

/s/ Sheila Hale Ogle                                   Director
--------------------
Sheila Hale Ogle

/s/ Larry W. Pegram                                    Director
-------------------
Larry W. Pegram

/s/ Jon S. Rufty                                       Director
----------------
Jon S. Rufty

/s/ Harry D. Stephenson                                Director
-----------------------
Harry D. Stephenson

/s/ Stephen K. Zaytoun                                 Director
----------------------
Stephen K. Zaytoun